Exhibit 1.01
CONFLICT MINERALS REPORT
Reporting Period from January 1, 2019 to December 31, 2019
LENNOX INTERNATIONAL INC.
This Conflict Minerals Report (this “Report”) of Lennox International Inc. (including its consolidated subsidiaries, the “Company”) has been prepared pursuant to Rule 13p-1 and Form SD promulgated under the Securities Exchange Act of 1934 for the reporting period from January 1, 2019 to December 31, 2019 (the “Reporting Period”).

Forward-looking statements contained in this Report are made based on known events and circumstances at the time of release and, as such, are subject in the future to unforeseen uncertainties and risks. Statements in this Report which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements, including statements related to the Company’s compliance efforts and expected actions identified in this Report. These forward-looking statements are subject to various risks, uncertainties and assumptions, including, among other matters, the Company’s customers’ requirements to use certain suppliers, the Company’s suppliers’ responsiveness and cooperation with the Company’s due diligence efforts, the Company’s ability to implement improvements in its conflict minerals program and the Company’s ability to identify and mitigate related risks in its supply chain. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see the Company’s other filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10‑K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q. The Company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Rule 13p-1, through Form SD, requires the disclosure of certain information if a company manufactures or contracts to manufacture products for which certain “conflict minerals” (as defined below) are necessary to the functionality or production of such products. Form SD defines “conflict minerals” as: (i)(a) columbite-tantalite (or coltan, the metal ore from which tantalum is extracted), (b) cassiterite (the metal ore from which tin is extracted), (c) gold and (d) wolframite (the metal ore from which tungsten is extracted), or their derivatives, which are currently limited to tantalum, tin and tungsten; or (ii) any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an “adjoining country,” as such term is defined in Form SD (collectively, the “Covered Countries”).

The Company’s operations may at times manufacture, or contract to manufacture, products for which conflict minerals are necessary to the functionality or production of those products (collectively, the “products”). For the Reporting Period, the Company reasonably determined that the following product groups contain conflict minerals: furnaces, air conditioners, air handlers, heat pumps, display cases, unit coolers, condensing units and controls.

I.Reasonable Country of Origin Inquiry and Due Diligence:

As required by Form SD, the Company has conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals included in the products described above during the Reporting Period, which the Company refers to as the “Subject Minerals,” to determine whether any such Subject Minerals originated in the Covered Countries and/or whether any of the Subject Minerals were from recycled or scrap sources. Where applicable, the Company has conducted additional due diligence regarding the sources of the Subject Minerals. The results of the Company’s RCOI regarding the Subject Minerals, as well as the Company’s additional due diligence regarding the sources of such Subject Minerals, are contained in this Report, which is publicly available at http://www.lennoxinternational.com under “Terms, Conditions and Disclosures.” The content on, or accessible through, any web site referred to in this Report is not incorporated by reference into this Report unless expressly noted.

The Company’s global supply chain is complex. The Company does not purchase conflict minerals directly from mines, smelters or refiners, and there are many third parties in the supply chain between the Company and the original sources of conflict minerals. In the course of its business operations, the Company may purchase materials and components containing conflict minerals, and those materials and components may, in turn, be included in the Company’s products. As a result, the Company necessarily relies on its direct material suppliers to provide information regarding the origin of any conflict minerals that are included in its products. In accordance with the Organisation for Economic Co-operation and Development’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the related supplements for gold, tin, tantalum and tungsten, and related guidance provided by the SEC, the Company works with its direct material suppliers to identify, where possible, the smelters and/or refiners and countries of origin of the Subject Minerals. Additionally, the Company’s standard purchase order terms require suppliers to comply with all applicable laws. The Company also is committed to increasing transparency in its supply chain regarding the origin and traceability of conflict minerals.

As part of the Company’s RCOI and due diligence activities, employees of the Company’s global sourcing group identified 338 Tier 1 suppliers in its centralized Business Warehouse spend database of products during the Reporting Period that (i) were believed to possibly include conflict minerals and (ii) were used in the production of a product under product manufacturing and contract manufacturing arrangements. The Company, through a third party, contacted these 338 suppliers. Suppliers were asked to provide information regarding the sourcing of their Conflict Minerals, through the use of a Responsible Minerals Initiative (“RMI”) (formerly known as the Conflict-Free Sourcing Initiative) Conflict Minerals Reporting Template (“CMRT”) with the ultimate goal of identifying the smelters or refiners and associated mine countries of origin. Where a supplier was unable to provide a CMRT, the Company, through a third party, requested additional information from such supplier regarding its supply chain. The Company, through a third party, later sent follow-up emails to the suppliers who had not responded, and conducted additional outreach with certain suppliers who remained non-responsive, in order to remind these non-responders to respond to its requests regarding conflict minerals sourcing. The suppliers were given an April 1, 2020 deadline to respond. In total, 46% of the 338 suppliers contacted responded. Of these responding suppliers, 39% indicated that one or more of the Subject Minerals was necessary to the functionality or production of the products they supply to the Company, but such suppliers did not provide the Company with sufficient information to fully determine the facilities used to process the Subject Minerals or fully determine the countries of origin for the Subject Minerals.

Based on the information obtained pursuant to the RCOI and due diligence process described above, the Company does not have sufficient information, with respect to the Reporting Period, to determine the known facility/smelter or country of origin of the Subject Minerals. For the Reporting Period, the Company identified over 303 facilities/smelters, as reported by the Covered Suppliers, as potential sources of Subject Minerals. The names of these facilities/smelters are included in Annex A hereto for reference. Although the Company received responses from certain Covered Suppliers in connection with its RCOI that listed smelter or refiner names, such Covered Suppliers are unable to accurately report which specific smelters were part of the supply chain for the Subject Minerals. For example, the majority of Covered Suppliers reported their sourcing results on a company-wide basis, rather than on a product-specific basis or were unable to determine the facility/smelter and/or country of origin for the Subject Minerals. A Covered Supplier’s failure to identify a specific facility/smelter and/or country of origin at any point in its supply chain will drive an equivalent response for the Company and, therefore, the Company is unable to report any known facilities/smelters and/or countries of origin for the Subject Minerals at this time. The Company continues to implement and refine its conflict minerals program to improve its supply chain transparency by obtaining more accurate and more complete information from its suppliers.

II.Additional Information:

This Report was not subjected to an independent private sector audit, as such audit was not required. The statements above are based on the information available at the time this Report was prepared, and a number of factors may change this information. The activities described above are continuing, and after December 31, 2019, the Company has continued to follow up with the suppliers described above and to verify any responses from those suppliers.

Within the Company’s supplier relationships, the Company seeks to manage its sourcing processes ethically, and to hold the Company and its suppliers to high standards of behavior. This means that the Company is committed to working with its suppliers to encourage responsible practices throughout the supply network. The Company expects to continue to improve its RCOI process and due diligence measures, including, but not limited to:

• assessing the presence of conflict minerals in its supply chain;

• clearly communicating expectations with regard to transparency of supplier sourcing of conflict minerals;

• increasing the response rate for RCOI process;

• continuing to monitor and track the Company’s performance of risk mitigation and response rate for RCOI process; and

• continuing to compare RCOI results to information collected via independent conflict free smelter validation programs such as the Responsible Minerals Assurance Process assessment protocols established by the RMI.

Annex A:

Gold	8853 S.p.A.	Gold	JX Nippon Mining & Metals Co., Ltd.
Gold	Abington Reldan Metals, LLC	Gold	Kaloti Precious Metals
Gold	Advanced Chemical Company	Gold	Kazakhmys Smelting LLC
Gold	African Gold Refinery	Gold	Kazzinc
Gold	Aida Chemical Industries Co., Ltd.	Gold	Kennecott Utah Copper LLC
Gold	Al Etihad Gold Refinery DMCC	Gold	KGHM Polska Miedz Spolka Akcyjna
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	Kojima Chemicals Co., Ltd.
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Gold	Korea Zinc Co., Ltd.
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Gold	Kyrgyzaltyn JSC
Gold	Argor-Heraeus S.A.	Gold	Kyshtym Copper-Electrolytic Plant ZAO
Gold	Asahi Pretec Corp.	Gold	L'azurde Company For Jewelry
Gold	Asahi Refining Canada Ltd.	Gold	Lingbao Gold Co., Ltd.
Gold	Asahi Refining USA Inc.	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
Gold	Asaka Riken Co., Ltd.	Gold	L'Orfebre S.A.
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold	LS-NIKKO Copper Inc.
Gold	AU Traders and Refiners	Gold	LT Metal Ltd.
Gold	Aurubis AG	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Gold	Bangalore Refinery	Gold	Marsam Metals
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	Materion
Gold	Boliden AB	Gold	Matsuda Sangyo Co., Ltd.
Gold	C. Hafner GmbH + Co. KG	Gold	Metalor Technologies (Hong Kong) Ltd.
Gold	C.I Metales Procesados Industriales SAS	Gold	Metalor Technologies (Singapore) Pte., Ltd.
Gold	Caridad	Gold	Metalor Technologies (Suzhou) Ltd.
Gold	CCR Refinery - Glencore Canada Corporation	Gold	Metalor Technologies S.A.
Gold	Cendres + Metaux S.A.	Gold	Metalor USA Refining Corporation
Gold	CGR Metalloys Pvt Ltd.	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
Gold	Chimet S.p.A.	Gold	Mitsubishi Materials Corporation
Gold	Chugai Mining	Gold	Mitsui Mining and Smelting Co., Ltd.
Gold	Daye Non-Ferrous Metals Mining Ltd.	Gold	MMTC-PAMP India Pvt., Ltd.
Gold	Degussa Sonne / Mond Goldhandel GmbH	Gold	Modeltech Sdn Bhd
Gold	Dijllah Gold Refinery FZC	Gold	Morris and Watson
Gold	DODUCO Contacts and Refining GmbH	Gold	Moscow Special Alloys Processing Plant
Gold	Dowa	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
Gold	DS PRETECH Co., Ltd.	Gold	Navoi Mining and Metallurgical Combinat
Gold	DSC (Do Sung Corporation)	Gold	NH Recytech Company
Gold	Eco-System Recycling Co., Ltd. East Plant	Gold	Nihon Material Co., Ltd.
Gold	Eco-System Recycling Co., Ltd. North Plant	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
Gold	Eco-System Recycling Co., Ltd. West Plant	Gold	Ohura Precious Metal Industry Co., Ltd.
Gold	Emirates Gold DMCC	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
Gold	Fidelity Printers and Refiners Ltd.	Gold	OJSC Novosibirsk Refinery
Gold	Fujairah Gold FZC	Gold	PAMP S.A.
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	Gold	Pease & Curren
Gold	Geib Refining Corporation	Gold	Penglai Penggang Gold Industry Co., Ltd.
Gold	Gold Coast Refinery	Gold	Planta Recuperadora de Metales SpA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Gold	Prioksky Plant of Non-Ferrous Metals
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	Gold	PT Aneka Tambang (Persero) Tbk
Gold	Guangdong Jinding Gold Limited	Gold	PX Precinox S.A.
Gold	Guoda Safina High-Tech Environmental Refinery Co.,	Gold	QG Refining, LLC
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold	Rand Refinery (Pty) Ltd.
Gold	Heimerle + Meule GmbH	Gold	Refinery of Seemine Gold Co., Ltd.
Gold	Heraeus Metals Hong Kong Ltd.	Gold	REMONDIS PMR B.V.

Gold	Heraeus Precious Metals GmbH & Co. KG	Gold	Royal Canadian Mint
Gold	Hunan Chenzhou Mining Co., Ltd.	Gold	SAAMP
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	Gold	Sabin Metal Corp.
Gold	HwaSeong CJ CO., LTD.	Gold	Safimet S.p.A
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	SAFINA A.S.
Gold	International Precious Metal Refiners	Gold	Sai Refinery
Gold	Ishifuku Metal Industry Co., Ltd.	Gold	Samduck Precious Metals
Gold	Istanbul Gold Refinery	Gold	SAMWON METALS Corp.
Gold	Italpreziosi	Gold	SAXONIA Edelmetalle GmbH
Gold	JALAN & Company	Gold	SEMPSA Joyeria Plateria S.A.
Gold	Japan Mint	Gold	Shandong Humon Smelting Co., Ltd.
Gold	Jiangxi Copper Co., Ltd.	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Kennecott Utah Copper LLC	Gold	Sichuan Tianze Precious Metals Co., Ltd.
Gold	JSC Uralelectromed	Gold	Singway Technology Co., Ltd.
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.
Gold	Solar Applied Materials Technology Corp.	Tin	Dowa
Gold	Sovereign Metals	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
Gold	State Research Institute Center for Physical Sciences and Technology	Tin	EM Vinto
Gold	Sudan Gold Refinery	Tin	Estanho de Rondonia S.A.
Gold	Sumitomo Metal Mining Co., Ltd.	Tin	Fenix Metals
Gold	SungEel HiMetal Co., Ltd.	Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.
Gold	T.C.A S.p.A	Tin	Gejiu Kai Meng Industry and Trade LLC
Gold	Tanaka Kikinzoku Kogyo K.K.	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
Gold	Tokuriki Honten Co., Ltd.	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
Gold	Tongling Nonferrous Metals Group Co., Ltd.	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
Gold	Tony Goetz NV	Tin	Guanyang Guida Nonferrous Metal Smelting Plant
Gold	TOO Tau-Ken-Altyn	Tin	HuiChang Hill Tin Industry Co., Ltd.
Gold	Torecom	Tin	Huichang Jinshunda Tin Co., Ltd.
Gold	Umicore Brasil Ltda.	Tin	Jiangxi New Nanshan Technology Ltd.
Gold	Umicore Precious Metals Thailand	Tin	Luna Smelter, Ltd.
Gold	Umicore S.A. Business Unit Precious Metals Refining	Tin	Ma'anshan Weitai Tin Co., Ltd.
Gold	United Precious Metal Refining, Inc.	Tin	Magnu's Minerais Metais e Ligas Ltda.
Gold	Valcambi S.A.	Tin	Malaysia Smelting Corporation (MSC)
Gold	Western Australian Mint (T/a The Perth Mint)	Tin	Melt Metais e Ligas S.A.
Gold	WIELAND Edelmetalle GmbH	Tin	Metallic Resources, Inc.
Gold	Yamakin Co., Ltd.	Tin	Metallo Belgium N.V.
Gold	Yokohama Metal Co., Ltd.	Tin	Metallo Spain S.L.U.
Gold	Yunnan Copper Industry Co., Ltd.	Tin	Mineracao Taboca S.A.
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Tin	Minsur
Tantalum	Asaka Riken Co., Ltd.	Tin	Mitsubishi Materials Corporation
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Tin	Modeltech Sdn Bhd
Tantalum	CP Metals Inc.	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
Tantalum	D Block Metals, LLC	Tin	O.M. Manufacturing (Thailand) Co., Ltd.
Tantalum	Exotech Inc.	Tin	O.M. Manufacturing Philippines, Inc.
Tantalum	F&X Electro-Materials Ltd.	Tin	Operaciones Metalurgicas S.A.

Tantalum	FIR Metals & Resource Ltd.	Tin	Pongpipat Company Limited
Tantalum	Global Advanced Metals Aizu	Tin	Precious Minerals and Smelting Limited
Tantalum	Global Advanced Metals Boyertown	Tin	PT Artha Cipta Langgeng
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Tin	PT ATD Makmur Mandiri Jaya
Tantalum	H.C. Starck Co., Ltd.	Tin	PT Menara Cipta Mulia
Tantalum	H.C. Starck Hermsdorf GmbH	Tin	PT Mitra Stania Prima
Tantalum	H.C. Starck Inc.	Tin	PT Refined Bangka Tin
Tantalum	H.C. Starck Ltd.	Tin	PT Timah Tbk Kundur
Tantalum	H.C. Starck Smelting GmbH & Co. KG	Tin	PT Timah Tbk Mentok
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Tin	Resind Industria e Comercio Ltda.
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Tin	Rui Da Hung
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tin	Soft Metais Ltda.
Tantalum	Jiangxi Tuohong New Raw Material	Tin	Super Ligas
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.
Tantalum	Jiujiang Tanbre Co., Ltd.	Tin	Thaisarco
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tin	Tin Technology & Refining
Tantalum	KEMET Blue Metals	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
Tantalum	LSM Brasil S.A.	Tin	White Solder Metalurgia e Mineracao Ltda.
Tantalum	Metallurgical Products India Pvt., Ltd.	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tantalum	Mineracao Taboca S.A.	Tin	Yunnan Tin Company Limited
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Tungsten	A.L.M.T. TUNGSTEN Corp.
Tantalum	NPM Silmet AS	Tungsten	ACL Metais Eireli
Tantalum	PRG Dooel	Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao
Tantalum	QuantumClean	Tungsten	Asia Tungsten Products Vietnam Ltd.
Tantalum	Resind Industria e Comercio Ltda.	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
Tantalum	Solikamsk Magnesium Works OAO	Tungsten	China Molybdenum Co., Ltd.
Tantalum	Taki Chemical Co., Ltd.	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
Tantalum	Telex Metals	Tungsten	CNMC (Guangxi) PGMA Co., Ltd.
Tantalum	Ulba Metallurgical Plant JSC	Tungsten	CP Metals Inc.
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	Tungsten	Fujian Ganmin RareMetal Co., Ltd.
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Tungsten	Fujian Jinxin Tungsten Co., Ltd.
Tin	Alpha	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.
Tin	An Vinh Joint Stock Mineral Processing Company	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
Tin	China Tin Group Co., Ltd.	Tungsten	Global Tungsten & Powders Corp.
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	Kennametal Huntsville
Tungsten	H.C. Starck Smelting GmbH & Co. KG	Tungsten	KGETS CO., LTD.
Tungsten	H.C. Starck Tungsten GmbH	Tungsten	Lianyou Metals Co., Ltd.
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Tungsten	Malipo Haiyu Tungsten Co., Ltd.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	Masan Tungsten Chemical LLC (MTC)
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	Moliren Ltd.
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	Tungsten	Niagara Refining LLC

Tungsten	Hydrometallurg, JSC	Tungsten	Philippine Chuangxin Industrial Co., Inc.
Tungsten	Japan New Metals Co., Ltd.	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	Unecha Refractory Metals Plant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	Wolfram Bergbau und Hutten AG
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Tungsten	Woltech Korea Co., Ltd.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	Tungsten	Xiamen Tungsten Co., Ltd.
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
Tungsten	JSC "Kirovgrad Hard Alloys Plant"
Tungsten	Kennametal Fallon